EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-K of GVC Venture Corp. (the "Company") for the fiscal year ended June 30, 2002 (the "Report"), certifies,
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


September 30, 2002

                                        /s/ Russell Banks
                                        ----------------------------------------
                                        Russell Banks
                                        Chief Executive Officer

September 30, 2002

                                        /s/ Marc Hanover
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                                        Marc Hanover, Treasurer
                                        Principal Chief Financial Officer